UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 12, 2003

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)
200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 5. Other Events
Item 7. Exhibits and Financial Statements
SIGNATURES
Ex.99.1 Press Release dated September 12, 2003

Item 5. Other Events

     Catalina Marketing Corporation announced today that Philip B. Livingston, 46, chief financial officer and director of World Wrestling Entertainment, Inc., has been elected to the company’s board of directors.

Item 7. Exhibits and Financial Statements

Exhibit	99.1 – Press Release

SIGNATURES

September 12, 2003	CATALINA MARKETING CORPORATION (Registrant)

/s/ Christopher W. Wolf Christopher W. Wolf Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)